SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

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☐	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

CVB Financial Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CVB FINANCIAL CORP.
NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 19, 2004

               TO OUR SHAREHOLDERS:

               The 2004 Annual Meeting of Shareholders of CVB Financial Corp. will be held at the Ontario Convention Center, 2000 Convention Center Way, Ontario, California 91764 on Wednesday, May 19, 2004 at 7:00 p.m. local time.

               At our meeting, we will ask you to act on the following matters:

               1. Election of Directors. Elect seven persons to the Board of Directors to serve for a term of one year. The following seven persons are the nominees:

George A. Borba	James C. Seley
John A. Borba	San E. Vaccaro
Ronald O. Kruse	D. Linn Wiley
John J. LoPorto

               2. Ratification of Appointment of Independent Public Accountants. Ratify the appointment of Deloitte & Touche as independent public accountants for 2004.

               3. Other Business. Transact any other business which properly comes before the meeting.

               Our Bylaws provide for the nomination of directors in the following manner:

               “Nominations for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of voting stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations, other than by the Board of Directors, shall be made in writing and shall be received by the President of the corporation no more than 60 days prior to any meeting of shareholders called for the election of directors, and no more than 10 days after the date the notice of such meeting is sent to shareholders pursuant to Section 2.2 of these bylaws; provided, however, that if only 10 days notice of the meeting is given to shareholders such notice of intention to nominate shall be received by the President of the corporation not later than the time fixed in the notice of the meeting for the opening of the meeting. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of voting stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of voting stock of the corporation owned by the notifying shareholder. Nominations not made in accordance herewith shall be disregarded by the then chairman of the meeting, and the inspectors of election shall then disregard all votes cast for each nominee.” Additional information regarding procedures for shareholders recommending nominees for directors is set forth under the heading “Consideration of Shareholder Nominees.”

               If you were a shareholder of record at the close of business on March 25, 2004, you may vote at the meeting or at any postponement or adjournment of the meeting.

IT IS IMPORTANT THAT ALL SHAREHOLDERS VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY AND VOTE IN PERSON.

By Order of the Board of Directors

DONNA MARCHESI
Dated: April 7, 2004	Corporate Secretary

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
STOCK OWNERSHIP
Proposal 1: Election of Directors
EXECUTIVE COMPENSATION
REPORT OF THE COMPENSATION COMMITTEE
Proposal 2: Ratification of Appointment of Independent Public Accountants
PROPOSALS OF SHAREHOLDERS

PROXY STATEMENT FOR
CVB FINANCIAL CORP.
701 North Haven Avenue, Suite 350
Ontario, California 91764
(909) 980-4030

               This proxy statement contains information about the annual meeting of shareholders of CVB Financial Corp. to be held on Wednesday, May 19, 2004 beginning at 7:00 p.m., local time, at the Ontario Convention Center, 2000 Convention Center Way, Ontario, California 91764, and at any postponements or adjournments of the meeting.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why Did You Send Me This Proxy Statement?

               We sent you this Proxy Statement and the enclosed proxy card because the Board of Directors is soliciting your vote at the 2004 Annual Meeting of Shareholders.

               This proxy statement summarizes the information you need to know to cast an informed vote at the meeting. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

               We will begin sending this proxy statement, notice of annual meeting and the enclosed proxy card on or about April 7, 2004 to all shareholders entitled to vote. The record date for those entitled to vote is March 25, 2004. On March 25, 2004, there were 48,385,568 shares of our common stock outstanding. Common stock is our only class of stock outstanding. We are also sending our Annual Report including our Annual Report on Form 10-K to shareholders for the year ended December 31, 2003 along with this proxy statement.

How Do I Vote By Proxy?

               Whether you plan to attend the meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the meeting and vote.

               If you properly fill in your proxy card and send it to us in time to vote, your “proxy” (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors as follows:

•	“FOR” the election of all seven nominees for director; and

•	“FOR” ratification of the appointment of Deloitte & Touche as independent accountants for 2004.

               If any other matter is presented, your proxy will vote in accordance with the recommendation of the Board of Directors, or, if no recommendation is given, in their own discretion. At the time this proxy statement went to press, we knew of no matters which needed to be acted on at the meeting, other than those discussed in this proxy statement.

How Many Votes Do I Have?

               Each share of common stock entitles you to one vote. The proxy card indicates the number of shares of common stock that you own. However, in the election of directors, you are entitled to cumulate your votes if you are present at the meeting, the nominee’s(s’) name(s) have properly been placed in nomination, and a shareholder has given notice at the meeting prior to the actual voting of his intention to vote his shares cumulatively. Cumulative voting allows you to give one nominee as many votes as is equal to the number of directors to be elected, multiplied by the number of shares you own, or to distribute your votes in the same fashion between two or more nominees. The return of an executed proxy grants the Board of Directors the discretionary authority to also cumulate votes.

Can I Change My Vote After I Return My Proxy Card?

               Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised if you file with CVB Financial’s Secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

How Do I Vote In Person?

               If you plan to attend the meeting and vote in person, we will give you a ballot form when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a legal proxy from your broker, bank or other nominee to vote the shares at the meeting.

What Constitutes A Quorum?

               The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the conduct of business at the meeting. Proxies which are marked as abstentions will be included in the calculation of the number of shares considered to be present at the meeting.

What Vote Is Required For Each Proposal?

               The seven nominees for director who receive the most votes will be elected. So, if you do not vote for a particular nominee or you indicate “withhold authority to vote” for a particular nominee on your proxy card, your vote will not count either “for” or “against” the nominee. In order to ratify the selection of independent accountants, the proposal must receive the affirmative vote of a majority of the votes represented and voting at the annual meeting (which shares voting affirmatively also must be at least a majority of the required quorum). So, if you “abstain” from voting on the proposal to ratify the selection of our accountants, it will have no effect unless shares constituting a majority of the required quorum do not vote affirmatively, in which case abstentions will have the effect of a vote “against” the proposal.

What Are The Costs of Solicitation of Proxies?

               We will bear the costs of this solicitation, including the expense of preparing, assembling, printing and mailing this Proxy Statement and the material used in this solicitation of proxies. The proxies will be solicited principally through the mails, but CVB Financial’s directors, officers and regular employees may solicit proxies personally or by telephone. Although there is no formal agreement to do so, we may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expense in forwarding these proxy materials to their principals. In addition, we may pay for and utilize the services of individuals or companies we do not regularly employ in connection with the solicitation of proxies.

STOCK OWNERSHIP

Who Are The Largest Owners of CVB Financial’s Common Stock?

               The following table shows the beneficial ownership of common stock as of March 25, 2004 by each person we know to be the beneficial owner of more than five percent of the outstanding shares of common stock based on information these persons have filed with the Securities and Exchange Commission on Schedule 13G (as adjusted for our 10% stock dividend paid to shareholders of record on January 2, 2004). “Beneficial ownership” is a technical term broadly defined by the Securities and Exchange Commission to mean more than ownership in the usual sense. So, for example, you beneficially own CVB Financial’s common stock not only if you hold it directly, but also if you indirectly, through a relationship, contract or understanding, have, or share, the power to vote the stock, to sell it or you have the right to acquire it within 60 days of March 25, 2004:

		Common Stock
Name	Address	Beneficially Owned
		Number	Percent
		of Shares	of Class
George A. Borba(1)	c/o Citizens Business Bank 701 N. Haven Avenue Ontario, CA 91764	6,678,598	13.8%
John Vanderschaaf(2)	c/o Citizen Business Bank 701 N. Haven Avenue Ontario, CA 91764	2,457,859	5%

How Much Stock Do CVB Financial’s Directors and Officers own?

               The following table shows the beneficial ownership of CVB Financial’s common stock as of March 25, 2004 by (i) our Chief Executive Officer and President; (ii) our four most other highly compensated executive officers in 2003; (iii) each director, all of whom are also nominees for director and (iv) by all directors and executive officers as a group.

(1)	Includes 59,762 shares Mr. Borba has the right to acquire within 60 days after March 25, 2004.

(2)	Includes 31,403 shares which Mr. Vanderschaaf has the right to acquire within 60 days after March 25, 2004.

	Common Stock
	Beneficially Owned
	Number	Percent
Name	of Shares(1)	Of Class(2)
George A. Borba(3)
Chairman of the Board and Nominee	6,678,598	13.8
John A. Borba(3)
Director and Nominee	1,437,231	3.0
Ronald O. Kruse(3)
Director and Nominee	1,124,132	2.3
John J. LoPorto(4)
Director and Nominee	990,808	2.1
James C. Seley(5)
Director and Nominee	157,882	*
San E. Vaccaro(6)
Director and Nominee	293,299	*
D. Linn Wiley(7)
President, Chief Executive Officer, Director and Nominee	591,357	1.2
Frank Basirico(8)
Executive Vice President	10,564	*
Edward J. Biebrich, Jr.(9)
Executive Vice President and Chief Financial Officer	104,567	*
Jay W. Coleman(10)
Executive Vice President	216,785	*
Edwin Pomplun(11)
Executive Vice President	61,836	*
Current Directors and Executive Officers
(11 persons)(12)	11,667,059	24.3

*	Less than 1%.

(1)	Except as otherwise noted below, each person directly or indirectly has sole or shared voting and investment power (as community property and/or with such person’s spouse) with respect to the shares listed.

(2)	The percentage for each of these persons or group is based upon the total number of shares of CVB Financial’s Common Stock outstanding as of March 25, 2004 plus the shares which the respective individual or group has the right to acquire within 60 days after March 25, 2004 by the exercise of stock options.

(3)	Includes 59,762 shares which each individual can acquire within 60 days after March 25, 2004 by the exercise of stock options.

(4)	Includes 59,762 shares which Mr. LoPorto can acquire within 60 days after March 25, 2004 by exercise of stock options. Includes 4,010 shares held by Mr. LoPorto as custodian for his grandchildren, and 61,095 held by Mr. LoPorto as executor for a family estate.

(5)	Includes 153,971 shares which Mr. Seley can acquire within 60 days after March 25, 2004 by the exercise of stock options and 1,557 shares which Mr. Seley shares ownership over through an investment club.

(6)	Includes 130,326 shares which Mr. Vaccaro can acquire within 60 days after March 25, 2004 by the exercise of stock options.

(7)	Includes 41,357 shares which Mr. Wiley can acquire within 60 days after March 25, 2004 by the exercise of stock options.

(8)	Includes 10,654 shares which Mr. Basirico can acquire within 60 days after March 25, 2004 by the exercise of stock options.

(9)	Includes 90,537 shares which Mr. Biebrich can acquire within 60 days after March 25, 2004 by the exercise of stock options. Also includes 1,567 shares held by Mr. Biebrich’s spouse over which Mr. Biebrich shares voting and investment power.

(10)	Includes 2,682 shares which Mr. Coleman can acquire within 60 days after March 25, 2004 by the exercise of stock options.

(11)	Includes 59,040 shares which Mr. Pomplun can acquire within 60 days after March 25, 2004 by the exercise of stock options.

(12)	Includes 727,615 shares which members of the group can acquire within 60 days after March 25, 2004 by the exercise of stock options.

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

               The Board of Directors is committed to good business practices, transparency in financial reporting and the highest level of corporate governance. To that end, over the course of a number of months, the Board has reviewed its governance policies and practices, as well as the requirements of the Sarbanes-Oxley Act of 2002 and the listing standards of the Nasdaq Stock Market. As a result of this review, we have adopted Corporate Governance Principles, which among other things, provide for:

•	At least a majority of independent directors

•	Audit, compensation and nominating/corporate governance committees consisting solely of independent directors

•	Periodic executive sessions of non-management directors

•	An annual self-evaluation process for the Board and its committees

•	Ethical conduct of directors

•	Director access to officers and employees

•	Director access to independent advisors;

•	Periodic review of a management succession plan; and

•	Methodology for reporting concerns to non-employee directors or the Audit Committee

               A copy of our Corporate Governance Principles is attached hereto as Appendix A and is available on our website at www.cbbank.com under the tab “Investor Relations” and then “Corporate Governance.”

Board Selection Process

               We recently established a Nominating and Corporate Governance Committee. This committee will assist the Board in director selection, review and consideration of developments in corporate governance practices. This committee will also recommend to the Board director nominees for each Board committee, and will review director candidates submitted by shareholders. The Nominating and Corporate Governance Committee is responsible for annually reviewing and evaluating with the Board the appropriate skills and characteristics required of Board members in the context of the current composition of the Board and our goals for nominees to the Board, including nominees who are current Board members. The Nominating and Corporate Governance Committee has the authority to utilize third party providers, as appropriate, to assist it in fulfilling its Board selection function.

               In identifying and evaluating nominees for director, the goals of the Nominating and Corporate Governance Committee include maintaining a strong and experienced Board by continually assessing the Board’s business background, current responsibilities, community involvement, commitment to CVB (including meaningful ownership of our common stock with a market value of at least $100,000) and time available for service and independence. Other important factors the Nominating and Corporate Governance Committee will consider in evaluating nominees include current knowledge and contacts in CVB’s industry and other industries relevant to CVB’s business, ability to work together with other Board members and ability to commit adequate time to serve as a director.

Consideration of Shareholder Nominees

               The policy of the Nominating and Governance Committee is to consider properly submitted shareholder nominations for candidates for membership on the Board of Directors. In evaluating nominees, the Nominating and Governance Committee will look at the same factors described under the heading “Board Selection Process” that it uses for nominees which come to its attention from persons other than the Board of Directors. Recommendations must be submitted in writing to the attention of the Chair of the Nominating Committee at the following address:

CVB Financial Corp.
701 N. Haven Avenue, Suite 350
Ontario, California 91764

Shareholders should include in such recommendation, (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of voting stock of the Company owned by each proposed nominee and the notifying shareholder; (d) the name and residence address of the notifying shareholder; (e) and a letter from the proposed nominee indicating that such proposed nominee wishes to be considered as a nominee for the CVB Financial Board of Directors and will serve as a member of the CVB Financial Board if elected. In addition, each recommendation must set forth in detail the reasons why the notifying shareholder believes the proposed nominee meets the criteria set forth in the Nominating and Governance Charter for serving on the Company’s Board of Directors.

               In addition, our Bylaws permit shareholders to nominate directors for consideration at an annual meeting. For a description of the process, see the “Notice of 2004 Annual Meeting of Shareholders” included herein.

Executive Sessions

               Executive sessions of non-management directors will be held at least three times a year. The person who presides at these meetings will be chosen by the independent directors.

Attendance at Annual Meetings

               The Board encourages all of its members to attend the annual meeting of shareholders. At the 2003 annual meeting of shareholders, all of our directors attended the annual meeting of shareholders.

DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD

Proposal 1: Election of Directors

               We have nominated seven directors for election at the annual meeting, which is the number of slots fixed for the election of directors.

               We will nominate the persons named below, all of whom are present members of CVB Financial Corp.’s Board of Directors, for election to serve until the 2005 Annual Meeting of Shareholders and until their successors have been qualified. Each of these persons is also a member of the Board of Directors of our principal subsidiary, Citizens Business Bank. With the exception of Mr. Wiley, each of these directors is “independent” within the meaning of the rules and regulations promulgated by the Nasdaq Stock Market and has been determined to be “independent’ by our Board of Directors. The Board will cast its votes to effect the election of these nominees. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the Board.

The Nominees

The directors standing for reelection are:

			Year First Elected
	Principal Occupation		or Appointed
Name and Position	For Past Five Years	Age	a Director
George A. Borba(1) Chairman of the Board	Dairy Farmer, George Borba & Son Dairy	71	1981
John A. Borba(1) Director	Dairy Farmer, John Borba & Sons	76	1981
Ronald O. Kruse Vice Chairman of the Board and Director	Chairman, Kruse Investment Co., Inc. and Feed Commodities, LLC	65	1981
John J. LoPorto Director	Investor	71	1981
James C. Seley Director	Partner, Seley & Co. (commodity merchant)	62	1996
San Vaccaro Director	Attorney	71	1999
D. Linn Wiley President, Chief Executive Officer and Director	President and Chief Executive Officer, CVB Financial Corp. and Citizens Business Bank	65	1991

(1)	George A. Borba and John A. Borba are brothers.

The Board of Directors and Committees

               The Board of Directors oversees our business and affairs. The Board also has three (3) standing committees: an Audit Committee, a Compensation Committee and a Nominating/Corporate Governance Committee.

Nominating/Corporate Governance Committee

               The Board of Directors has a Nominating and Corporate Governance Committee consisting of Messrs. George Borba, John Borba, Ronald Kruse, John LoPorto, James Seley and San Vaccaro. Each of the members of the Nominating and Corporate Governance Committee is independent within the meanings of the rules and regulations of the Nasdaq Stock Market.

               As set forth above, the Nominating and Governance Committee:

•	assists the Board by identifying individuals qualified to become Board members;

•	recommends to the Board the director nominees for the next annual meeting;

•	recommends to the Board director nominees for each committee; and

•	develops and recommends a set of corporate governance principles applicable to the Company.

               Other specific duties and responsibilities of the Nominating/Governance Committee include: retaining and terminating any search firm to identify director candidates; receiving communications from shareholders regarding any matters of concern; recommend to the Board directors for each committee; and reviewing and reassessing the adequacy of its charter and its own performance on an annual basis. The procedures for nominating directors, other than by the Board of Directors itself, are set forth in the bylaws and reprinted in the Notice of Annual Meeting of Shareholders. The Charter of the Nominating and Corporate Governance Committee is attached hereto as Appendix B and is available on our website at www.cbbank.com under the tab “Investor Relations” and then “Corporate Governance.”

Communications with the Board

               Shareholders wishing to contact the Company’s Board of Directors, including a committee of the Board, may do so by writing to the following address to the attention of the Board or a committee of the Board at:

Board of Directors
CVB Financial Corp.
701 North Haven Avenue, Suite 350
Ontario, California, 91764

               All communications sent to the Board of Directors will be communicated with the entire Board of Directors unless the Chairman of the Board reasonably believes communication with the entire Board of Directors is not appropriate or necessary or the communication is intended only for a specific committee. Shareholders wishing to communicate solely with non-management directors may do so by writing to the foregoing address and sending their communication to the attention of the Nominating and Corporate Governance Committee.

Audit Committee

               The audit committee of the board is composed of five (5) members and operates under a written charter adopted by the board of directors. The Audit Committee is a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Security Exchange Act of 1934, as amended. Each of the members of the Audit Committee is independent with the meaning of the rules and regulations of the Nasdaq Stock Market.

               The purpose of the Audit Committee is to oversee and monitor (i) the integrity of our financial statements and its systems of internal accounting and financial controls; (ii) our compliance with applicable legal and regulatory requirements; (iii) our independent auditor qualifications and independence; (iv) the performance of our internal audit function and independent auditors and (v) the performance of our internal audit function and independent auditors. The Board of Directors has determined that Mr. San Vaccaro is the Company’s audit committee financial expert within the meaning of the rules and regulations of the Securities and Exchange Commission.

               The Audit Committee has sole authority to appoint or replace the independent auditors (including oversight of audit partner rotation). The Audit Committee is also directly responsible for the compensation and oversight of the work of the independent auditors. The independent auditors report directly to the Audit Committee. Among other things, the Audit Committee prepares the audit committee report for inclusion in the annual proxy statement, reviews and discusses with management and the independent auditor our independent certified audits; reviews and discusses with management and the independent auditor quarterly and annual financial statements; reviews the adequacy and effectiveness of our disclosure controls and procedures; prepares all auditing and permitted non-auditing services; reviews significant findings by bank regulators and management’s response thereto; establishes procedures to anonymously and confidentially handle complaints we receive regarding auditing matters and accounting and internal accounting controls; and handles the confidential, anonymous submission to it by employees of the Company of concerns regarding questions to accounting or auditing matters. The Audit Committee also has authority to retain independent legal, accounting and other advisors as the Audit Committee deems necessary or appropriate to carry out its duties. The Audit Committee held 15 meetings during 2003.

               The report of the Audit Committee is included below. The charter of the Audit Committee is attached hereto as Appendix C.

Audit Committee Report

               The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent we specifically incorporate this Report by reference.

               The audit committee reports to the board and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process of CVB Financial Corp. The Audit Committee manages the Company’s relationship with its independent auditors (who report directly to the Audit Committee).

               In discharging its oversight responsibility, the audit committee has met and held discussions with management and Deloitte & Touche, LLP, the independent auditors for CVB Financial Corp., regarding the audited financial statements. Management represented to the audit committee that all consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the audit committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The audit committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

               The audit committee also obtained from the independent auditors a formal written statement describing all relationships between CVB Financial Corp. and the auditors that bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee. The audit committee discussed with the independent auditors any relationships that may impact on the firm’s objectivity and independence and satisfied itself as to the auditors’ independence.

               Based on these discussions and reviews, the audit committee recommended that the Board of Directors approve the inclusion of CVB Financial Corp.’s audited consolidated financial statements in the Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

Respectfully submitted by the members of the audit committee of the Board of Directors:

Dated: March 17, 2004

THE AUDIT COMMITTEE

JOHN A. BORBA, Chairman
RONALD O. KRUSE
JOHN LOPORTO
JAMES C. SELEY
SAN VACCARO

The Compensation Committee

               In December, 2003, the Board of Directors of the Company adopted a charter for a Compensation Committee to replace its Personnel Committee and Stock Option Committee. The Compensation Committee’s responsibilities are to oversee the Company’s compensation and employee benefit plans and practices, including its executive compensation plans and its incentive-compensation and equity-based plans. This committee is composed of Messrs. G. Borba, J. Borba, R. Kruse, J. LoPorto, J. Seley and S. Vaccaro. Each of the members of the Compensation Committee is independent within the meaning of the rules and regulations of the Nasdaq Stock Market.

               In 2003, Mr. George Borba chaired the Personnel Committee, which held three (3) meetings during 2003. Messrs. G. Borba, J. Borba, R. Kruse, J. LoPorto, J. Seley and S. Vaccaro are also members of this committee. This committee approved issues related to the compensation of the officers and employees of Citizens Business Bank.

               In 2003, Mr. LoPorto chaired the Stock Option Committee, which held five (5) meetings during 2003. Messrs. J. Borba, Kruse, Seley and Vacarro also served on this committee in 2003. The Stock Option Committee administered our stock option plan, including making decisions regarding the grant of options.

The Number of Meetings Attended

               During 2003, CVB Financial’s Board of Directors held fourteen (14) meetings, and the Board of Directors of Citizens Business Bank held fourteen (14) meetings. All of the directors of CVB Financial and Citizens Business Bank during 2003 attended at least 75% of the aggregate of (i) the total number of CVB Financial and Citizens Business Bank Board meetings and (ii) the total number of meetings held by all committees of the Board of Directors of CVB Financial or Citizens Business Bank on which he served during 2003.

EXECUTIVE COMPENSATION

How Do We Compensate Executive Officers?

     Summary of Cash and Certain Other Compensation

               The tables on pages 15 through 16 show salaries and bonuses paid during the last three years and 2003 fiscal year-end option values for our Chief Executive Officer and our next four most highly compensated executive officers who are our “named executive officers.”

SUMMARY COMPENSATION TABLE

					Long-Term
					Compensation
		Annual Compensation			Awards
				Other Annual		All Other
Name and Principal Position	Year	Salary($)	Bonus($)	Compensation($)(1)	Options(2)(#)	Compensation($)(3)
D. LINN WILEY	2003	438,420	348,566	—	—	16,000
President and Chief Executive Officer of the	2002	414,507	362,544	—	—	16,000
Company and the Bank	2001	414,182	364,370	—	—	13,600
EDWARD J. BIEBRICH, Jr.	2003	192,311	87,001	—	—	16,000
Chief Financial Officer of the Company and	2002	180,400	81,439	—	34,375	16,000
Executive Vice President/Chief Financial Officer of the Bank	2001	179,506	77,571	—	—	13,600
FRANK BASIRICO	2003	203,811	80,393	—	—	16,000
Executive Vice President and Senior Loan	2002	178,961	76,545	—	34,375	16,000
Officer of the Bank	2001	176,256	70,200	—	—	13,600
JAY W. COLEMAN	2003	196,404	77,265	—	—	16,000
Executive Vice President of Sales and Service	2002	182,313	82,294	—	34,375	16,000
Division of the Bank	2001	181,632	72,941	—	—	13,600
EDWIN POMPLUN	2003	170,323	31,590	—	—	14,782
Executive Vice President and Trust Division	2002	142,521	30,375	—	6,875	13,240
Manager of the Bank	2001	141,255	18,488	—	—	13,600

(1)	The amount of the aggregate of the other annual compensation did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus for the particular executive officer.

(2)	Represents stock options we granted, retroactively adjusted, as appropriate, for the10% stock dividend distributed in January 2004 and the five for four stock splits effective in January 2003.

(3)	Represents amounts Citizens Business Bank contributed to the Profit Sharing Plan and allocated to the Named Executives’ vested or unvested account under such plan.

     Option Grants in 2003

               There were no option grants to our named executive officers during 2003.

     Option Exercises and Holdings

               The following table provides information with respect to the exercise of stock options during 2003 by our named executive officers and the value of unexercised options at December 31, 2003.

Aggregated Option(1) Exercises in Fiscal Year 2003
and Fiscal Year-End Option Values

					Value of Unexercised
			Number of Unexercised Options		In-the-Money Options at
	Shares Acquired		at 12/31/03 (#)(2)		12/31/03 ($)(3)
	on Exercise(2)
Name	(#)	Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
D. Linn Wiley	55,248	525,045	41,357	18,907	437,805	203,061
Frank Basirico	—	—	10,654	31,283	74,589	173,208
Edward J. Biebrich, Jr.	—	—	90,537	31,283	842,626	173,208
Jay W. Coleman	—	—	25,545	31,283	228,716	173,208
Edwin Pomplun	—	—	59,040	9,282	798,873	68,043

(1)	We have no plans pursuant to which stock appreciation rights may be granted.

(2)	Retroactively adjusted for the ten percent stock dividend effective in January 2004.

(3)	Value of unexercised “in-the-money” options is the difference between the fair market value of the securities underlying the options and the exercise or base price of the options as of December 31, 2003.

Employment Agreement with Our President and Chief Executive Officer

               On August 8, 1991, we entered into a renewing one year employment agreement with Mr. Wiley which sets forth his compensation as President and Chief Executive Officer of CVB Financial and Citizens Business Bank. The agreement provides for an annual base salary of at least $300,000. Mr. Wiley’s base salary for 2003 was set at $436,800. This base salary is reviewed and adjusted on an annual basis at the discretion of the Board of Directors. The agreement further provides for Mr. Wiley to receive an annual bonus of $200,000 for each year after 1991, although Mr. Wiley’s actual bonus may be more or less than $200,000 depending on the attainment of certain performance goals. In the event there is a change in control of CVB Financial, or Mr. Wiley is terminated for any reason, other than for cause, he is entitled to receive a sum equal to one year’s base salary at the rate being paid to him at the time he is terminated, unless he accepts employment with the acquiring company. Additionally, the agreement provides for the use of an automobile, a country club membership, participation in the Bank’s Profit Sharing Plan and medical and life insurance benefits. In 2003, Mr. Wiley agreed that he would continue to serve CVB for an additional three years under the same terms of his existing employment agreement.

               In addition, pursuant to the terms of our 1991 Stock Option Plan and 2000 Stock Option Plan, upon a reorganization, merger, or consolidation of CVB Financial with one or more corporations as a result of which we will not be the surviving or resulting corporation, or a sale of substantially all the assets of CVB Financial to another person, or a reverse merger in which we are the surviving corporation but the shares of our stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, all outstanding unvested options Mr. Wiley may hold under our 1991 and 2000 Stock Option Plans will become immediately exercisable.

Severance Compensation Agreements with Certain Other Executive Officers

               Citizens Business Bank has entered into severance compensation agreements with its executive officers (other than Mr. Wiley). These agreements provide that in the event a “Change of Control,” as described below, occurs during the executive’s employment and (i) the executive’s employment is terminated by us or Citizens Business Bank or any successor, other than for cause, within one year of the completion of such Change of Control, or (ii) the executive terminates or resigns employment for Good Reason, as described below, within one year of the completion of a Change in Control, the executive shall receive an amount equal to twice (2x) the executive’s annual base compensation plus two times (2×) the average of the last two years’ bonuses paid to the executive for the last calendar year immediately preceding the Change in Control. This amount will be paid in a lump sum within five days after the effective date of termination of the executive’s employment.

               A “Change in Control” occurs if, among other things:

                    (i) any person or group, other than a director serving as such on the date of the severance compensation agreement, acquires (or has acquired during the 12 month period ending on the date of the most recent acquisition) ownership of stock of CVB Financial or Citizens Business Bank possessing more than 50% of the total voting power of CVB Financial or Citizens Business Bank stock;

                    (ii) majority of the members of CVB Financial’s or Citizens Business Bank’s directors is replaced during any 12 month period by directors whose appointment or election is not endorsed by a majority of the members of CVB Financial’s or Citizens Business Bank’s board prior to the date of the appointment or election;

                    (iii) a merger occurs where the holders of Citizens Business Bank’s or CVB Financial Corp.’s voting stock immediately prior to the effective date of such merger own less than 50% of the voting stock of the entity surviving such merger; or

                    (iv) any one person or group, acquires (or has acquired during the twelve month period ending on the date of the most recent acquisition by such person or persons) assets from Citizens Business Bank that have a total fair market value greater than 50% of the total fair market value of all of Citizens Business Bank’s assets immediately before the acquisition or acquisitions. A transfer of assets will not be treated as a change in the ownership of such assets if the assets are transferred to:

                         (A) an entity, 50% or more of the total value or voting power of which is owned directly or indirectly by CVB Financial or Citizens Business Bank prior to the acquisition;

                         (B) a person, or more than one person acting as a group, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of CVB Financial or Citizens Business Bank prior to the acquisition; or

                         (C) an entity, at least 50% of the total value or voting power is owned, directly or indirectly by a person who owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of Citizens Business Bank prior to the acquisition.

               “Good Reason” includes (i) the executive’s then current level of annual base salary or employee benefit coverage is reduced; (ii) the executive suffers a material diminution in, among others, title, authority or responsibilities; or (iii) the executive’s principal business office is relocated by more than fifty miles from its existing location.

               In addition, pursuant to the terms of CVB Financial’s 1991 and 2000 Stock Option Plans, upon a reorganization, merger, or consolidation of CVB Financial with one or more corporations as a result of which CVB Financial will not be the surviving or resulting corporation, or a sale of substantially all the assets of CVB Financial to another person, or a reverse merger in which CVB Financial is the surviving corporation but the shares of CVB Financial’s stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, all outstanding unvested options become immediately exercisable.

Report on Executive Compensation

               The Report of the Compensation Committee should not be deemed incorporated by reference into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate the information contained in the report by reference.

REPORT OF THE COMPENSATION COMMITTEE

What is Our Philosophy on Executive Compensation?

               We have adopted a basic philosophy and practice of offering a compensation program designed to attract and retain highly qualified employees. We have engaged a consulting firm to analyze our compensation practices. Our compensation practices encourage and motivate these individuals to achieve superior performance. This underlying philosophy pertains specifically to executive compensation, as well as employee compensation at all other levels throughout the organization.

               There are three principal components of the executive compensation program. They include base salary compensation, bonus compensation (performance compensation) and long-term incentive compensation.

Base Salary

               For 2003, we determined the base salary compensation for each of our executive officers. This includes all of the named executives. We predicate the base salary on the executive’s ability, experience and past and potential performance and contribution to CVB Financial and Citizens Business Bank. The base salary range is based, in part, on our analysis of salary surveys from the California Bankers Association and the Salary Information Retrieval System survey prepared by Organization Resource Counselors, Inc. Furthermore, we establish the base salary so that we will have the ability to increase these base salaries in future years based on the executive’s performance.

               We will evaluate and adjust each executive’s base salary and incentive compensation, if appropriate, in subsequent years, based on future salary surveys, comparable salary information and other considerations. Base salary adjustments and incentive compensation changes for each executive will be predicated primarily on performance. We conduct performance evaluations at least annually. We base the evaluations on results achieved. These results are measured against specific performance standards established at the beginning or during the course of the year. For example, specific performance standards include, among other things, deposit growth, loan growth, fee income, expense control, net earnings, return on equity and return on assets.

               In 2003, we commissioned a comprehensive salary survey for our senior managers and executive officers from the Semler Brossy Consulting Group. The salary survey reviewed the competitiveness of our branch managers’ and executive officers’ salaries, bonuses, benefits and employment agreement arrangements against a peer-group of similarly sized, high-performing regional commercial banking organizations in order to analyze pay and performance for the top executive group against similar performing banks. The Compensation Committee and the Board of Directors have reviewed the findings and made the appropriate adjustments.

Bonus

               We have previously based bonus or incentive compensation on Citizens Business Bank’s return on equity and other specific performance criteria. On an ongoing basis, bonus compensation will be based on CVB Financial Corp’s. Return on equity and other specific performance criteria. Citizens Business Bank must achieve a minimum return on equity for anyone to be eligible for a bonus. This criterion provided for a minimum return on average equity of 15% for 2003. Citizens Business Bank’s actual return on average equity for 2003 was 19.17%. The individual performance objectives and standards relate to specific results where the executive has substantial influence and accountability.

What Kind of Long-Term Incentive Compensation does CVB Financial Offer?

               We have two compensation plans that provide long-term incentives for our executive officers. They include a Stock Option Plan and a Profit Sharing Plan.

               The 2000 Stock Option Plan aligns the interests of key employees, including the Named Executives, with those of our shareholders. We provide these employees with an incentive to achieve superior performance by granting them long-term options to purchase CVB Financial Common Stock at a fixed exercise price that equals the fair market value of the underlying stock on the date of the grant. The Compensation Committee now administers the Stock Option Plan (which was previously administered by our Stock Option Committee). This committee has the authority to select the key employees eligible for the stock options and the number of options they will receive. The members of the Compensation Committee do not utilize any performance goals in determining the number of options to be granted, nor do they consider the number of options previously granted to an executive officer. Rather, the members base the award of stock options on their own analysis of that employee’s contribution to CVB Financial, including an assessment of the employee’s responsibilities, as well as the employee’s commitment to CVB Financial’s future. The amount of compensation an optionee may receive pursuant to the option is based solely on an increase in the value of CVB Financial’s common stock after the date of the grant or award.

               In 2003, the Stock Option Committee did not grant any options to our named executive officers. The committee believes that stock options granted under the 2000 Stock Option Plan qualify for exclusion under Section 162(m) of the Internal Revenue Code, which limits the deductibility of compensation paid to certain executive officers, as performance-based compensation. We believe CVB Financial Corp. should be able to continue to manage its compensation for executive officers so as to preserve the related income tax deductions, although individual exceptions may occur.

               The CVB Financial Corp. 401(k) and Profit Sharing Plan primarily provides retirement benefits to all eligible employees, including Named Executives. It also has death and disability features.

               For Profit Sharing, employees become eligible upon completing at least one year of service and 1,000 hours of employment. Annual contributions are made solely by CVB Financial. These contributions are entirely discretionary, and are approved by the Board of Directors based on CVB Financials earnings and return on equity. For 2003, CVB Financial contributed $1,247,888 or 5% of total eligible employee base salary and bonus to the Profit Sharing Plan. We allocate contributions proportionately to the accounts of plan participants based on their base salaries and bonus. Plan participants become fully vested in these amounts upon reaching seven years of service.

               Employees also receive a Qualified Non-Elective Contribution. Employees are fully vested immediately. Annual contributions are made solely by CVB Financial. These contributions are guaranteed to eligible 401(k) participants. For 2003, CVB Financial Corp. contributed $889,857 or 3% of total eligible employee base salary and bonus to the Qualified Non-Elective Contribution. We allocate contributions proportionately to the accounts of plan participants on their base salaries and bonus.

How Do We Compensate Our President and Chief Executive Officer?

               Mr. Wiley, the President and Chief Executive Officer of CVB Financial and the Bank, received compensation for his services during 2003 based primarily upon his rights under his employment agreement with CVB Financial and Citizens Business Bank. We discuss this contract under the heading “Employment Agreement with Our President and Chief Executive Officer.” Mr. Wiley is also eligible to receive a discretionary annual bonus pursuant to his employment agreement. We base his bonus on specific performance achievements as outlined above for other executive officers as well as other criteria. He received an annual bonus of $348,506 or approximately 80% of base salary, for his services in 2003. This bonus was predicated on return on average equity, deposit growth, loan growth, fee income, turnover and operating efficiency. In addition to the benefits his employment agreement provides, Mr. Wiley is an eligible participant in our Profit Sharing Plan and an eligible participant under our 2000

Stock Option Plan. Mr. Wiley received a vested allocation of $16,000 for 2003 under our profit sharing plan. This represents his proportionate share of the aggregate employer contribution authorized by the Board of Directors for 2003.

Dated: March 17, 2004

THE COMPENSATION COMMITTEE
GEORGE A. BORBA
JOHN A. BORBA
RONALD O. KRUSE
JOHN LoPORTO
JAMES C. SELEY
SAN E. VACCARO

How Do We Compensate Directors?

               We compensate our directors and the directors of Citizens Business Bank with a fee for attendance at Board and committee meetings. Each director received an annual retainer of $41,796 (payable in twelve equal installments) for Board and Committee meetings, except for the Chairman of the Board (Mr. George Borba) who received an annual retainer of $119,424 (payable in twelve equal installments) for attendance at such meetings. Mr. Wiley does not receive any fees for serving as a director of CVB Financial or Citizens Business Bank. We paid a total of $328,404 in 2003 as directors’ fees. In addition, all of CVB Financial directors are eligible to receive grants of stock options under our 2000 Stock Option Plan. In 2003, the directors did not receive any options to purchase CVB Common Stock.

Compensation Committee Interlocks and Insider Participation

               None of the members of the Compensation Committee or its predecessor Committees, the Personnel Committee and Stock Option Committee during 2003 has ever been an officer or employee of CVB Financial or any of its subsidiaries, except for Mr. Wiley, who is the President and Chief Executive Officer of CVB Financial and Citizens Business Bank and a former member of the Personnel Committee. The Personnel Committee made all decisions regarding compensation of executive officers during 2003, other than those related to stock options or the base salary of Mr. Wiley. Mr. John Borba, a member of the Compensation Committee (and a previous member of our Personnel Committee and Stock Option Committee) has a son employed by Citizens Business Bank as a non-executive officer. See “Certain Relationships and Related Transactions.”

Performance Graph

               The following graph compares the yearly percentage change in CVB Financial’s cumulative total shareholder return (stock price appreciation plus reinvested dividends) on Common Stock (i) the cumulative total return of the Nasdaq National Market; and (ii) a published index comprised by Media General Financial Services, Inc. of banks and bank holding companies in the “Pacific States,” which are Alaska, Arizona, California, Hawaii, Montana, Nevada, North Dakota, South Dakota, Oregon, Utah, Washington and Wyoming (the industry group line depicted below). The graph assumes an initial investment of $100 and reinvestment of dividends. Points on the graph represent the performance as of the last business day of each of the years indicated. The graph is not necessarily indicative of future price performance. On June 11, 2001, CVB Financial Corp’s common stock ceased trading on the American Stock Exchange and began trading on the Nasdaq National Market System on the following business day.

The graph shall not be deemed filed or incorporated by reference into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this graph by reference.

Period Ended December 31, 1998 Through December 31, 2003

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

		1999	2000	2001	2002	2003
CVB Financial Corp.	100.00	105.00	99.23	154.99	214.77	230.69
Industry Index	100.00	101.96	117.98	133.94	129.97	196.83
Nasdaq Market Index	100.00	176.37	110.86	88.37	61.64	92.68

Certain Relationships and Related Transactions

               Some of the directors and executive officers of CVB Financial and associates of them were customers of, and had banking transactions with Citizens Business Bank in the ordinary course of its business during 2003, and we expect such transaction will continue in the future. All of these loans and commitments were made on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons of similar creditworthiness and comply with the provisions of the Sarbanes-Oxley Act of 2002. In our opinion, these transactions did not involve more than a normal risk of collectibility or present other unfavorable features.

               As part of our share repurchase program, on May 23, 2003 we purchased 61,500 shares of our common stock from our President and Chief Executive Officer, Mr. Wiley, at the then prevailing market price of $20.00 per share.

               Mr. Steven Borba, son of Director John Borba, is employed by Citizens Business Bank as a non-executive officer. During the 2003 fiscal year his salary was $89,939.

Did Directors and Officers Comply with Their Section 16(a) Beneficial Ownership Reporting Compliance Requirements in 2003?

               Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than ten percent of CVB Financial’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). The SEC requires executive officers, directors and greater than ten-percent shareholders to furnish to us copies of all Section 16(a) forms they file.

               Based solely on our review of these reports and of certifications furnished to us, we believe that during the fiscal year ended December 31, 2003 all executive officers, directors and greater than ten-percent beneficial owners complied with all applicable Section 16(a) filing requirements, except Mr. LoPorto who filed one Form 4 late (option exercise and sale) and Mr. Biebrich who filed two Forms 4 late (personal dividend reinvestment plan).

THE BOARD RECOMMENDS A VOTE “FOR” ALL SEVEN NOMINEES FOR DIRECTOR.

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

               We have appointed Deloitte & Touche as independent public accountants for the year ending December 31, 2004. The Audit Committee appoints our independent auditors. Deloitte & Touche, who performed our audit services in 2003, including an examination of the consolidated financial statements and services related to filings with the Securities and Exchange Commission, has served as our accountants since 1986. Deloitte & Touche performed all of its services in 2003 at customary rates and terms.

Principal Auditors and Fees

               The aggregate fees CVB Financial Corp. incurred for audit and non-audit services provided by Deloitte & Touche, LLP, who acted as our independent auditors for the fiscal year ending December 31, 2002 and 2003. On July 1, 2002, CVB Financial retained the independent accounting firm Vavrinek, Trine, Day & Co., Ltd. to perform internal audit functions.

	2003	2002
Audit Fees(1)	$193,100	$190,500
Audit Related Fees(2)	$7,500	$7,500
Tax Fees	$0	$0
All Other Fees(3)	$5,000	$127,680

Total	$205,600	$325,680

(1)	Audit fees represent fees for professional services provided in connection with the audit of our financial statements and audit services provided in connection with statutory and regulatory filings or engagements for those fiscal years.

(2)	Audit-related fees consisted of employee benefit plan audits.

(3)	All other fees consist principally of (a) for 2002, internal audit fees of $72,935 (which are no longer provided by Deloitte & Touche), procedures for our subsidiary Golden West Financial of $20,245, network security testing fees of $10,000, assessment of our internal rate of return model fees of $10,500 and services in connection with procedures for our wealth management division of $14,000, and (b) for 2003, fees incurred in connection with the selection of information services equipment.

               The Audit Committee’s pre-approval policy provides for pre-approval of all audit, audit-related and tax services. The Audit Committee has granted general pre-approval for certain audit, audit related and tax services. If the cost of any such services exceeds the range of anticipated cost levels, the services will require specific pre-approval by the Audit Committee. If any particular service falls outside the general pre-approval, it must also be specifically approved by the Audit Committee. If specific pre-approval of a service is required, both the independent auditor and the Company’s Chief Financial Officer must submit a request to the Audit Committee including the reasons why the proposed service is consistent with the Securities and Exchange Commission’s regulations on auditor independence. In addition, with respect to each pre-approved service, the independent auditor is required to provide detailed back-up documentation which will be provided to the Audit Committee, regarding the specific services to be provided.

               The pre-approval policy also authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

               The Audit Committee has considered whether the provision of financial information systems design and implementation services and other non-audit services is compatible with maintaining the independence of Deloitte & Touche, LLP.

               Representatives of Deloitte & Touche will be present at the meeting. They will be available to respond to your appropriate questions and will be able to make such statements as they desire. If you do not ratify the selection of independent accountants, the Audit Committee will reconsider the appointment. However, even if you ratify the selection, the Audit Committee may still appoint new independent accountants at any time during the year if it believes that such a change would be in the best interests of CVB Financial and our shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF
THE SELECTION OF
DELOITTE & TOUCHE AS THE COMPANY’S INDEPENDENT
ACCOUNTANTS FOR 2004.

ANNUAL REPORT

               Together with this Proxy Statement, CVB Financial has distributed to each of its shareholders our Annual Report on Form 10-K for the year ended December 31, 2003, which includes the consolidated financial statements of CVB Financial and its subsidiaries and the report thereon of Deloitte & Touche, CVB Financial’s independent public accountants. If you did not receive them, we will send them to you without charge.

               The Annual Report on Form 10-K includes a list of exhibits filed with the Securities and Exchange Commission, but the Form 10-K we have delivered to you does not include the exhibits. If you wish to receive copies of the exhibits, we will send them to you. Expenses for copying and mailing will be your responsibility. Please write to:

Donna Marchesi, Secretary
CVB Financial Corp.
701 North Haven Avenue
Suite 350
Ontario, California 91764

In addition, the Securities and Exchange Commission maintains an internet site at http://www.sec.gov that contains information we file with them.

PROPOSALS OF SHAREHOLDERS

               If you wish to submit a proposal for consideration at our 2005 Annual Meeting of Shareholders, you may do so by following the procedures prescribed in the Securities Exchange Act of 1934. To be eligible for inclusion in our proxy statement and proxy materials, our Corporate Secretary must receive your proposal no later than December 9, 2004.

               For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year’s annual meeting, Securities and Exchange Commission rules permit management to vote proxies in its discretion if (a) CVB Financial Corp. receives notice of the proposal before the close of business on February 22, 2005 and advises stockholders in next year’s proxy statement about the nature of the matter and how management intends to vote on the matter, or (b) does not receive notice of the proposal prior the close of business on February 22, 2005.

               Notices of intention to present proposals at the 2005 annual meeting should be addressed to our Corporate Secretary, CVB Financial Corp., 701 North Haven Avenue, Ontario, California 91764. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other requirements.

Dated: April 7, 2004

CVB FINANCIAL CORP.

D. Linn Wiley
President and Chief Executive Officer

Appendix A
Corporate Governance Guidelines

CVB FINANCIAL CORP. CORPORATE GOVERNANCE GUIDELINES

1. Director Qualifications

The Board will have a majority of directors who meet the criteria for independence required by the Nasdaq Stock Market. The Nominating and Corporate Governance Committee is responsible for reviewing with the Board, on an annual basis, the requisite skills and characteristics of new Board members as well as the composition of the Board as a whole. Nominees for directorship will be selected by the Nominating and Corporate Governance Committee in accordance with the policies and principles in its charter. The invitation to join the Board should be extended by the Chairman of the Nominating and Corporate Governance Committee and by the Chairman of the Board. The Nominating and Corporate Governance Committee will review each director’s continuation on the Board. This will allow each director the opportunity to conveniently confirm his or her desire to continue as a member of the Board.

2. Director Responsibilities

The basic responsibility of the directors is to exercise their business judgment to act in what they reasonably believe to be in the best interests of the Company and its shareholders. The directors shall also be entitled to have the Company purchase reasonable directors’ and officers’ liability insurance on their behalf, to the benefits of indemnification to the fullest extent permitted by law and the Company’s charter, by-laws and any indemnification agreements, and to exculpation as provided by state law and the Company’s charter.

Directors are expected to attend Board meetings and meetings of committees on which they serve, and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. Information and data that are important to the Board’s understanding of the business to be conducted at a Board or committee meeting should generally be distributed in writing to the directors before the meeting, and directors should review these materials in advance of the meeting.

Directors are expected to act ethically at all times and to acknowledge their adherence to the Company’s Code of Ethics which applies directly to the Company’s directors.

The Chairman of the Board in consultation with the President and Chief Executive Officer will establish the agenda for each Board meeting and the committee chairman, in consultation with the President and Chief Executive Officer and other executive officers, will set the agenda for their respective committees. At the beginning of the year, the Chairman of the Board and each committee chairman will establish a schedule of agenda subjects to be discussed during the year (to the degree this can be foreseen). Each Board member is free to suggest the inclusion of items on the agenda. Each Board member is free to raise at any Board meeting subjects that are not on the agenda for that meeting. The Board will review the Company’s long-term strategic plans and the principal issues that the Company will face in the future during at least one Board meeting each year.

The independent directors will meet in executive session at least three times a year. The director who presides at these meetings will be chosen by the independent directors.

Directors are expected to attend the Company’s Annual Meeting of Shareholders.

3. Board Committees

The Board will have at all times an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. All of the members of these committees will be independent directors under the criteria established by the Securities and Exchange Commission and the Nasdaq Stock Market. Committee members will be appointed by the Board upon recommendation of the Nominating and Corporate Governance Committee with consideration of the desires of individual directors.

Each committee will have its own charter. The charters will set forth the purposes, goals and responsibilities of the committees as well as qualifications for committee membership, procedures for committee member appointment and removal, committee structure and operations and committee reporting to the Board. The charters will also provide that each committee will annually evaluate its performance.

The Chairman of each committee, in consultation with the committee members, will determine the frequency and length of the committee meetings consistent with any requirements set forth in the committee’s charter. The Chairman of each committee, in consultation with the appropriate members of the committee and management, will develop the committee’s agenda. At the beginning of the year, each committee will establish a schedule of agenda subjects to be discussed during the year (to the degree these can be foreseen). The schedule for each committee will be furnished to all directors.

The Board and each committee have the power to hire independent legal, financial or other advisors as they may deem necessary, without the necessity of consulting or obtaining the approval of any officer of the Company in advance.

The Board may, from time to time, establish or maintain additional committees as necessary or appropriate.

4. Director Access to Officers and Employees

Directors have full and free access to officers and employees of the Company. Any meetings or contacts that a director wishes to initiate may be arranged through the President and Chief Executive Officer or directly by the director. The directors will use their judgment to ensure that any such contact is not disruptive to the business operations of the Company and will, to the extent not inappropriate, copy the President and Chief Executive Officer on any written communications between a director and an officer or employee of the Company. Nonemployee directors are encouraged to consult with employees of the Company without senior management present.

5. Reporting of Concerns to Non-Employee Directors or the Audit Committee

Anyone who has a concern about the Company’s conduct, or about the Company’s accounting, internal accounting controls or auditing matters, may communicate that concern directly to the Chairman of the Board or to the Audit Committee. Such communications may be confidential or anonymous, and may be e-mailed or submitted in writing to www.confidentialcsi.com (Account Number 37265843 for the Company), or in writing to the following address:

Confidential Corporate Solutions
11684 Ventura Blvd., Suite 602
Studio City, CA 91604

Concerns relating to accounting, internal controls, auditing or officer conduct shall be sent immediately to the Audit Committee pursuant to procedures the Audit Committee has established at the foregoing addresses. A confidential ethics line The status of all outstanding concerns addressed to the Chairman of the Board, or the Audit Committee will be reported to the Chairman of the Board and the Chair of the Audit Committee on a quarterly basis. The Chairman of the Board or the Chair of the Audit Committee may direct that certain matters be presented to the Audit Committee or the full board and may direct special treatment, including the retention of outside advisors or counsel, for any concern addressed to them. The Company is prohibited from retaliating or taking any adverse action against anyone for raising or helping to resolve an integrity concern.

6. President and Chief Executive Officer Evaluation and Management Succession

The Compensation Committee will conduct an annual review of the President and Chief Executive Officer’s performance, as set forth in its charter. The Board of Directors will review the Compensation Committee’s report in order to ensure that the President and Chief Executive Officer is providing the best leadership for the Company in the long- and short-term.

The Nominating and Corporate Governance Committee should make a periodic report to the Board on succession planning. The entire Board will work with the Nominating and Corporate Governance Committee to nominate and evaluate potential successors to the President and Chief Executive Officer and other senior executives of the Company. The President and Chief Executive Officer should at all times make available his or her recommendations and evaluations of potential successors for himself/herself and other senior executives, along with a review of any development plans recommended for such individuals and review with the Board annually plans for interim management of the Company in the event the President and Chief Executive Officer is disabled or otherwise unable to fulfill his or her duties.

7. Access to Independent Advisors

The Board of Directors and its committees, and the nonemployee directors shall have the right at any time to retain independent outside financial, legal or other advisors.

8. Annual Performance Evaluation

The Board of Directors will conduct an annual self-evaluation to determine whether it and its committees are functioning effectively. The Nominating and Corporate Governance Committee will receive comments from all directors and report annually to the Board with an assessment of the Board’s performance. This will be discussed with the full Board following the end of each fiscal year. The assessment will focus on the Board’s contribution to the Company and specifically focus on areas in which the Board or management believes that the Board could improve.

Appendix B
Nominating and Corporate Governance Committee Charter

CVB FINANCIAL CORP.	Nominating and Corporate Governance Committee Charter

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

Purpose

The Nominating and Corporate Governance Committee (the “Nominating Committee”) is appointed by the Board (1) to assist the Board by identifying individuals qualified to become Board members, (2) to recommend to the Board the director nominees for the next annual meeting of shareholders; (3) to recommend to the Board director nominees for each committee; and (4) to develop and recommend a set of corporate governance principles applicable to the Company.

Committee Membership

The Nominating Committee shall be comprised of three or more directors all of whom qualify as independent directors (“Independent Directors”) as defined under applicable rules of the Securities and Exchange Commission and Nasdaq, as amended from time to time. Any attempted appointment to the Nominating Committee of a person who does not qualify as an Independent Director shall be null and void. Any Nominating Committee member who loses the status of an Independent Director shall automatically and without further action cease to be a member of the Nominating Committee as soon as such status is lost.

The members of the Nominating Committee shall be nominated by the Board and elected annually to one-year terms by majority vote of the Board at the first meeting of the Board to be held following the annual meeting of Shareholders. Vacancies on the Committee shall be filled by majority vote of the Board at the next meeting of the Board following the occurrence of the vacancy. No member of the Committee shall be removed except by majority vote of the Independent Directors then in office.

Committee Authority and Responsibilities

1.	The Nominating Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firm’s fees and other retention terms. The Nominating Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

2.	The Nominating Committee shall actively seek individuals qualified to become board members for recommendation to the Board. The Nominating Committee will consider the factors in the attached Appendix A relating to Board Composition and Leadership.

3.	Develop and recommend to the Board to approval a set of corporate governance principles applicable to the Company and review such guidelines at least annually and removed changes as necessary.

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CVB FINANCIAL CORP.	Nominating and Corporate Governance Committee Charter

4.	Receive communications from shareholders regarding any matters of concern by following the process identified in a set of guidelines approved by this Nominating Committee in the attached Appendix B.

5.	The Nominating Committee may delegate its authority to subcommittees when appropriate.

6.	The Nominating Committee shall make regular reports to the Board and keep written minutes of its meetings.

7.	The Nominating Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Nominating Committee shall annually review its own performance.

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CVB FINANCIAL CORP.	Nominating and Corporate Governance Committee Charter

APPENDIX A

I. Board Composition and Leadership

A. Composition of Board

A principal goal of the Board is to optimize the availability of independent perspectives and give advice to the Chief Executive Officer and management, to increase the quality of Board oversight and to lessen the possibility of conflicts of interest. Accordingly, the Board should consist predominantly of Independent Directors. The President and Chief Executive Officer of the Company reports directly to the full Board.

B. Size of Board

The Board should be comprised of a sufficient number of directors to enable the Board to properly perform its responsibilities and achieve its governance objectives and goals. The Company’s Bylaws currently provide that the Board will consist of between 7 and 13 members. Currently, the Board consists of 7 members. The Board should be a group small enough to permit substantive discussions of the whole Board in which each director can participate meaningfully and large enough that committee work does not become unduly burdensome. In addition, we seek a broad range of skills, expertise, industry knowledge and contacts useful to the Company’s business.

C. Director Independence

The Nominating Committee is responsible for reviewing with the Board annually the appropriate criteria and standards for determining director independence consistent with all applicable legal requirements and the rules of The Nasdaq Stock Market and the rules and regulations of the Securities Exchange Commission under the Securities Exchange Act of 1934, as amended.

D. Selection of New Directors

The goal of the Nominating Committee is to maintain a strong and experienced Board by continually assessing the Board’s business background, current responsibilities, community involvement, commitment to the Company (including meaningful ownership of the Company’s voting securities with a market value of at least $100,000), and expected period of time available for service and independence. Other important factors to be considered by the Nominating Committee in the selection of nominees for the position of non-management director include current knowledge and contacts in the Company’s industry and other industries relevant to the Company’s business, ability to work together as an effective group and ability to commit adequate time to serve as a director. The Nominating Committee will consider candidates recommended by shareholder(s) utilizing the same criteria as candidates identified by the Nominating Committee. Recommendations must be submitted in writing to the Chair of the Nominating Committee at the Company’s principal executive offices no earlier than the last business day of September and no later than the last business day in the month of November preceding the Company’s next Annual Meeting of Shareholders for consideration at such Annual Meeting. Shareholders shall include in such recommendation (a) the name and address of each

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CVB FINANCIAL CORP.	Nominating and Corporate Governance Committee Charter

proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of voting stock of the Company owned by each proposed nominee; (d) the name and residence address of the notifying shareholder(s); (e) the number of shares of voting stock of the Company owned by the notifying shareholder(s) and (f) a letter from the proposed nominee indicating that such proposed nominee wishes to be considered as a nominee for the Company’s Board of Directors and will serve as a member of the Company’s Board of Directors if elected. In addition, each recommendation must set forth in detail the reasons why the notifying shareholder(s) believes the proposed nominee meets the criteria set forth in this charter for serving on the Company’s Board of Directors.

The Nominating Committee is responsible for annually reviewing and evaluating with the Board the appropriate skills and characteristics required of Board members in the context of the current composition of the Board and our goals for nominees to the Board, including nominees who are current Board members. The Board is responsible for selecting and recommending nominees for election by the Company’s shareholders and for making interim appointments of Directors in accordance with the Company’s bylaws. The Board delegates the screening process to the Nominating Committee under the direction of the Chair of the Nominating Committee and with direct input from the Chairman of the Board and the Chief Executive Officer. The Chair of the Nominating Committee may authorize the Chief Executive Officer or any other representative of the Board, speaking on behalf of the Board, to extend invitations to join the Board to new Director candidates.

E. Director Education and Orientation

All directors are expected to be knowledgeable about the Company and its industry. This knowledge is gained from attendance at Board meetings, periodic Director training sessions, regular meetings with management of the Company, reading of appropriate industry, corporate governance and directorship literature and attendance at educational seminars. Management may also conduct orientation sessions for new and seasoned directors.

F. Term of Directors

The Board does not favor a formal rotation process or term limits for non-management directors. The Board believes it is important to monitor overall Board performance and to have a process for bringing in new members, to address changing needs of the Company and to bring fresh perspectives to the challenges facing the Company as circumstances warrant. The Board also recognizes the value of having non-management Directors who have demonstrated a commitment to serving the Company. Accordingly, as part of each annual evaluation of the Board’s performance, the Nominating Committee will reassess the right mix of skills, experience, contacts and other qualities for the Board. Then, each year, the Chairman of the Board and the Chair of the Nominating Committee (in consultation with the President and Chief Executive Officer) will propose to the Nominating Committee a group of directors who would be nominated for re-election. The Nominating Committee will then recommend to the Board the group to be nominated to the full Board.

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G. Age Limits

For the same reasons discussed in Part F. above, the Board does not have an age limit for Directors or a mandatory retirement policy. The Board believes that it should have the flexibility to appoint or retain qualified Board members, regardless of age.

H. Board Compensation

The Compensation Committee is responsible for reviewing and recommending, on an annual basis, the compensation for independent directors. Company management shall report to the Compensation Committee how the Company’s director compensation practices compare with those of other public and peer group corporations. Any change in Board compensation shall be made upon the recommendation of the Compensation Committee, and following discussion and concurrence by the full Board.

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COMMUNICATION WITH BOARD OF DIRECTORS

Shareholders wishing to contact the Company’s Board of Directors confidentially, including a committee of the Board of Directors, may do so by email at www.confidentialcsi.com, Code number 37265843 (our account number), or writing to the following address:

Confidential Corporate Solutions
11684 Ventura Boulevard, Suite 602
Studio City, California 91604

Nonconfidential communications may be sent to the Board of Directors at

CVB Financial Corp.
701 North Haven Avenue, Suite 350
Ontario, California 91764

All communications sent to the Board of Directors will be communicated with the entire Board unless the Chairman of the Board reasonably believes communication with the entire Board of Directors is not appropriate or necessary.

Any person (including employees) with a complaint or concern regarding accounting, internal accounting controls or auditing matters, can communicate directly with the Audit Committee, either anonymously or by name, using any of the following methods adopted by the Audit Committee:

A.	In writing, addressed specifically to the Audit Committee at the foregoing address for Confidential Corporate Solutions.

B.	My email to www.confidentialcsi.com, Code number 37265843 (our account number).

C.	By phoning the confidential ethics line at (866) 372-8388. Employees may call this number anonymously if they prefer because it is not equipped with caller identification. However, the Audit Committee will be unable to obtain follow-up details from anonymous calls that may be necessary to investigate the matter.

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Appendix C
Audit Committee Charter

CVB Financial Corp.
Audit Committee Charter
December 2003

I.	Committee Function

The purpose of the Audit Committee (“Committee”) of the Board of Directors (the “Board”) of CVB Financial Corp. (the “Company”) is to oversee and monitor (i) the integrity of the Company’s financial statements and its systems of internal accounting and financial controls; (ii) the Company’s compliance with applicable legal and regulatory requirements; (iii) the independent auditor qualifications and independence and (iv) the performance of the Company’s internal audit function and independent auditors.

The Committee shall have the sole authority to appoint or replace the independent auditors (including oversight of audit partner rotation). The Committee shall be directly responsible for the compensation, and oversight of the work, of the independent auditors (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditors shall report directly to the Committee.

The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting and other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditors for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.

II.	Organization and Membership

The Committee shall:

1.	Have at least three members (all of whom are members of the Board) who are appointed by the Board upon recommendation of a majority of independent members of the Board of Directors from time to time.

2.	Consist of individuals each of whom meet the independence criteria of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) for members of an audit committee, and the independence requirements of the Nasdaq National Market, as determined by the Board.

3.	Consist of individuals each of whom have banking or related financial management expertise and who are able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement at the time they join the Committee.

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December 2003

4.	Have at least one member of the Committee who is an “audit committee financial expert” as determined by the Board in accordance with SEC rules or, if no member is an “audit committee financial expert,” the reason for not having such person on the Committee.

5.	Have one Chairman designated by the Committee who shall preside over meetings and report Committee actions and recommendations to the Board. If the Chairman is not present, the Committee may designate a Chairman by majority vote of the Committee membership.

III.	Duties and Responsibilities.

A.	Review Procedures/General Obligations

The Committee shall:

1.	Prepare the audit committee report required by the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement, including the review of financial statements with management, review of SAS 61 with the independent auditors, and review of the written disclosures and the letter from the independent auditors.

2.	Review and discuss with management and the independent auditors internal audit reports, the Company’s independent certified audits, bank examinations, and other information submitted by management.

3.	Review and discuss with management and the independent auditors: (a) quarterly and annual financial statements and approve the financial statements for inclusion in the Company’s periodic reports filed with the SEC; (b) major issues regarding the Company’s accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles and financial statement presentations and (c) reports from the independent auditors as required by law.

4.	As required by the Exchange Act, preapprove all auditing services and permitted nonaudit services (including the fees and terms thereof) to be performed for the Company by its independent auditors (whether pursuant to policies or otherwise), subject to the de minimus exceptions for nonaudit services described in the Exchange Act which are approved by the Committee prior to the completion of the audit pursuant to policies adopted by the

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Audit Committee Charter
December 2003

Company. The Committee may form and delegate authority to subcommittees consisting of one or more members of the Committee when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittees to grant preapprovals shall be presented to the full Committee at its then next scheduled meeting.

5.	Review and discuss with management the adequacy and effectiveness of the Company’s disclosure controls and procedures and management reports thereon.

6.	In consultation with management and the independent auditors, review and discuss the adequacy and effectiveness of the Company’s financial reporting processes and controls. Review and discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review and discuss any significant deficiencies in internal controls and changes in such controls reported to the Committee by the independent auditors or management together with management’s response.

7.	Discuss the Company’s financial statements with management and the independent auditors, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

8.	Report its activities regularly to the Board, making recommendations for changes that the Committee deems advisable.

               The Committee shall meet at least quarterly, and additionally to the extent it deems necessary or appropriate. The Committee Chair shall prepare and or approve an agenda in advance of each meeting. The Committee shall periodically meet privately in executive session, with management, with the independent auditors, and as a committee to discuss any matters that the Committee or each of those groups believe should be discussed.

B.	Internal Audit

Complete the following responsibilities relating to internal audits:

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Audit Committee Charter
December 2003

1.	At least annually approve the selection of auditing firms that will conduct the internal audits or senior internal audit service executive, if applicable.

2.	At least annually review and approve the Company’s internal audit plan and Engagement Letter.

3.	At least annually review the agreed upon procedures and policies for internal audits.

4.	Review results of significant audit findings and management’s response with management and the internal auditor.

5.	Review periodic progress reports on the Internal Audit Plan.

6.	At least annually, review with Company’s counsel any legal matters that could have a significant impact on the Company’s financial statements, the Company’s compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

C.	External Audit

Complete the following responsibilities relating to the Company’s independent auditors (external auditors):

1.	Select and recommend annually, to the Board, the appointment of the Company’s independent auditors.

2.	Review independence, qualifications, the annual Engagement Letter, audit scope and related services, rotation of the independent auditors, lead (or coordinating) and concurring audit partner having primary responsibility for the audit and any other audit team personnel as required by law.

3.	Discuss earnings press releases as well as financial information and earnings guidance to be provided to analysts and rating agencies.

4.	Review and discuss at least quarterly reports from the independent auditors on: (a) critical accounting policies and practices; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and

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Audit Committee Charter
December 2003

management, such as any management letter or schedule of unadjusted differences.

5.	Review any disclosures made to the Committee by the Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

6.	Review the Company’s audited financial statements in relation to meeting the requirements of an annual Director’s examination, related notes, the accountant’s opinion to be rendered, and any unresolved disagreements with management concerning accounting or disclosure matters.

7.	Review and discuss with the independent auditors the report regarding management’s assertions on internal controls and compliance with laws and regulations.

8.	Discuss with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls, any special steps adopted in light of any material control deficiencies and the effect of regulatory and accounting initiatives on the Company’s financial statements.

9.	At least annually, obtain and review a report by the independent auditors describing: the firm’s internal quality control procedures; any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor’s independence) all relationships between the independent auditor and the company. Evaluate the qualifications, performance and independence of the independent auditors, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinion of management and internal auditors. The Committee shall

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Audit Committee Charter
December 2003

present its conclusion with respect to the independent auditors to the Board.

D.	Compliance

1.	Review significant findings reported by bank regulators, management’s related responses and monitor corrective actions on major deficiencies noted.

2.	Establish procedures to anonymously and confidentially handle complaints received by the Company regarding accounting, internal accounting controls and auditing matters, and the confidential, anonymous submission to it by employees of the Company of concerns regarding questionable accounting or auditing matters.

3.	Review management’s annual report on its responsibility for preparing financial statements, establishing and maintaining an adequate internal control structure and procedures for financial reporting, and for complying with certain laws and regulations.

4.	As necessary, establish policies for the hiring of employees and former employees of the independent auditors.

5.	Perform such additional functions as are necessary or prudent to fulfill the Committee’s duties and responsibilities.

6.	As appropriate, obtain advice and assistance from outside legal, accounting or other advisors.

7.	Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

8.	Review all “related party transactions” for potential conflicts of interest situations on an ongoing basis, and approve such transactions. For purposes hereof, “related party transactions” shall mean any transaction required to be disclosed by the Company pursuant to Item 404 of Regulation S-K.

Date Policy Approved: December 2003	C-6

CVB FINANCIAL CORP.
REVOCABLE PROXY FOR THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD MAY 19, 2004
THE BOARD OF DIRECTORS IS SOLICITING THIS PROXY

          I/we hereby nominate, constitute and appoint John A. Borba, John J. LoPorto and James C. Seley, and each of them, their attorneys, agents and proxies, with full powers of substitution to each, to attend and act as proxy or proxies at the 2004 Annual Meeting of Shareholders of CVB FINANCIAL CORP. which will be held at the Ontario Convention Center, 2000 Convention Center Way, Ontario, California 91764, on Wednesday, May 19, 2004, at 7:00 p.m., and at any and all postponements or adjournments thereof, and to vote as I/we have indicated the number of shares which I/we, if personally present, would be entitled to vote.

          Nominees: George A. Borba, John A. Borba, Ronald O. Kruse, John J. LoPorto, James C. Seley, San E. Vaccaro and D. Linn Wiley.

          1. ELECTION OF DIRECTORS.

☐	FOR all nominees listed above (except as indicated to the contrary below). Discretionary authority to cumulate votes is granted to the Board.

☐	WITHHOLD AUTHORITY to vote for all nominees listed above.

          INSTRUCTION: TO WITHHOLD AUTHORITY to vote for any individual nominee(s), strike that nominee’s(s’) name from the list above.

          2. RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE as independent public accountants of CVB Financial Corp. for the year ending December 31, 2004.

☐	FOR

☐	AGAINST

☐	ABSTAIN

          3. OTHER BUSINESS. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting and at any and all adjournments thereof. If any other matter is presented, your proxies will vote in accordance with the recommendation of the Board of Directors, or, if no recommendation is given, in their own discretion. The Board of Directors at present knows of no other business to be presented at the Annual Meeting.

PLEASE SIGN AND DATE ON REVERSE SIDE

PLEASE SIGN AND DATE BELOW

          I/we hereby ratify and confirm all that said attorneys and proxies, or any of them, or their substitutes, shall lawfully do or cause to be done because of this proxy, and hereby revoke any and all proxies I/we have given before to vote at the meeting. I/we acknowledge receipt of the notice of Annual Meeting and the Proxy Statement which accompanies the notice.

Dated:                     , 2004

Signed:

Signed:

          Please date this Proxy and sign above as your name(s) appear(s) on this card. Joint owners should each sign personally. Corporate proxies should be signed by an authorized officer. Executors, administrators, trustees, etc., should give their full titles.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND “FOR” RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE. THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED “FOR” THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND “FOR” RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE.

CVB FINANCIAL CORP.

REVOCABLE PROXY FOR THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD MAY 19, 2004
THE BOARD OF DIRECTORS IS SOLICITING THIS PROXY

I/we hereby nominate, constitute and appoint John A. Borba, John J. LoPorto and James C. Seley, and each of them, their attorneys, agents and proxies, with full powers of substitution to each, to attend and act as proxy or proxies at the 2004 Annual Meeting of Shareholders of CVB FINANCIAL CORP. which will be held at the Ontario Convention Center, 2000 Convention Center Way, Ontario, California 91764, on Wednesday, May 19, 2004, at 7:00 p.m., and at any and all postponements or adjournments, thereof, and to vote as I/we have indicated the number of shares which I/we, if personally present, would be entitled to vote.

I/we hereby ratify and confirm that all that said attorneys and proxies, or any of them, or their substitutes, shall lawfully do or cause to be done because of this proxy, and hereby revoke any and all proxies I/we have given before to vote at the meeting. I/we acknowledge receipt of the notice of Annual Meeting and the Proxy Statement which accompanies the notice.

PLEASE SIGN AND DATE ON REVERSE SIDE

- DETACH PROXY CARD HERE -

1.	ELECTION OF DIRECTORS

☐	FOR all nominees listed below (except as indicated to the contrary below). Discretionary authority to cumulate votes is granted to the Board.	☐	WITHHOLD AUTHORITY to vote for all nominees listed below.

Nominees: George A. Borba, John A. Borba, Ronald O. Kruse, John J. LoPorto, James C. Seley, San E. Vaccaro and D. Linn Wiley.

INSTRUCTION: TO WITHHOLD AUTHORITY to vote for any individual nominee(s), strike that nominee’s(s’) name from the list above.

2.	RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE as independent public accountants of CVB Financial Corp. for the year ending December 31, 2004.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	OTHER BUSINESS. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting and at any and all adjournments thereof. If any other matter is presented, your proxies will vote in accordance with the recommendation of the Board of Directors, or, if no recommendation is given, in their own discretion. The Board of Directors at present knows of no other business to be presented at the Annual Meeting.

PLEASE SIGN AND DATE BELOW

Dated:	, 2004

Signed

Signed

Please date this Proxy and sign above as your name(s) appear(s) on this card. Joint owners should each sign personally. Corporate proxies should be signed by an authorized officer. Executors, administrators, trustees, etc., should give their full titles.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND “FOR” RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE. THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED “FOR” THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND “FOR” RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE.

Please Detach Here

- You Must Detach This Portion of the Proxy Card -
Before Returning it in the Enclosed Envelope